EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

1st Quarter 2025

All information included in this financial supplement is unaudited.
This financial supplement includes information from prior periods which have been revised

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

1Q 2025 Financial Supplement	2

Consolidated Financials
and Key Metrics

1Q 2025 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	Change	3/31/2024	3/31/2025	Change

Net income (loss)	$195	$565	$28	$1,008	$150	(23.1)%	$195	$150	(23.1)%
Net income (loss) attributable to the noncontrolling interest	(103)	(137)	(160)	(116)	(87)	15.5%	(103)	(87)	15.5%
Net income (loss) attributable to Holdings	$92	$428	$(132)	$892	$63	(31.5)%	$92	$63	(31.5)%
Non-GAAP Operating Earnings (1)	$477	$495	$517	$515	$421	(11.7)%	$477	$421	(11.7)%

Total equity attributable to Holdings' shareholders	$1,992	$1,598	$3,201	$1,565	$2,401	20.5%	$1,992	$2,401	20.5%
Less: Preferred Stock	1,562	1,562	1,562	1,507	1,507	(3.5)%	1,562	1,507	(3.5)%
Total equity attributable to Holdings' common shareholders	430	36	1,639	58	894	107.9%	430	894	107.9%
Less: Accumulated other comprehensive income (loss)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)	7.6%	(8,191)	(7,567)	7.6%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,621	$8,711	$8,240	$8,770	$8,461	(1.9)%	$8,621	$8,461	(1.9)%

Return on Equity (ex. AOCI) - TTM	12.3%	8.8%	(4.5)%	14.0%	13.7%		12.3%	13.7%
Non-GAAP Operating ROE (1)	18.4%	19.3%	21.7%	22.4%	21.9%		18.4%	21.9%

Debt to capital:
Debt to Capital (ex. AOCI)	27.3%	27.2%	28.1%	27.2%	30.3%		27.3%	30.3%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$0.23	$1.23	$(0.46)	$2.74	$0.16	(33.0)%	$0.23	$0.16	(33.0)%
Non-GAAP Operating Earnings (1)	$1.39	$1.43	$1.58	$1.55	$1.30	(6.5)%	$1.39	$1.30	(6.5)%
Book value per common share	$1.31	$0.11	$5.20	$0.19	$2.92	122.4%	$1.31	$2.92	122.4%
Book value per common share (ex. AOCI)	$26.31	$27.09	$26.12	$28.30	$27.62	5.0%	$26.31	$27.62	5.0%

Adjusted capital metrics:
Total equity adjustment for Holdings' portion of AB's market value (3)	$3,393	$3,177	$3,309	$3,684	$4,003	18.0%	$3,393	$4,003	18.0%
Book value with AB at market value per common share (ex. AOCI)	$36.67	$36.97	$36.61	$40.19	$39.96	9.0%	$36.67	$39.96	9.0%
Debt to capital with AB at market value (ex. AOCI)	22.0%	22.2%	22.6%	21.5%	23.7%		22.0%	23.7%

Weighted-average common shares outstanding:
Basic	330.2	324.2	318.2	312.2	307.8	(6.8)%	330.2	307.8	(6.8)%
Diluted	332.7	327.3	318.2	316.5	311.9	(6.3)%	332.7	311.9	(6.3)%

Ending common shares outstanding	327.6	321.6	315.5	309.9	306.3	(6.5)%	327.6	306.3	(6.5)%
Return to common shareholders:
Common stock dividend	$73	$78	$76	$75	$74		$73	$74
Repurchase of common shares	253	247	254	260	261		253	261
Total capital returned to common shareholders	$326	$325	$330	$335	$335		$326	$335

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to our Form 10-Q, to be filed on or about May 1, 2025.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Adjustment for AB market value represents the difference between EQH economic interest in AB's total units multiplied by AB's total units and EQH economic interest in AB's Total Partners' Capital Attributable to AB Unitholders ex. AOCI. For the quarters ending 3/31/2025, 12/31/2024, 9/30/2024, 6/30/2024 and 3/31/2024, AB's total units, including General Partnership units ABLP units, were 295.2 million, 295.1 million, 288.4 million, 289.7 million and 290.2 million, respectively. This is a pro-forma calculation not the figures recorded in our financial statements.

1Q 2025 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	Change	3/31/2024	3/31/2025	Change

Revenues
Policy charges and fee income	$614	$617	$626	$638	$636	3.6%	$614	$636	3.6%
Premiums	285	282	312	293	304	6.7%	285	304	6.7%
Net derivative gains (losses)	(1,376)	(208)	(714)	(253)	799	158.1%	(1,376)	799	158.1%
Net investment income (loss)	1,210	1,167	1,308	1,196	1,248	3.1%	1,210	1,248	3.1%
Investment gains (losses), net	(39)	(16)	(46)	(32)	(14)	64.1%	(39)	(14)	64.1%
Investment management and service fees	1,278	1,240	1,287	1,458	1,285	0.5%	1,278	1,285	0.5%
Other income	258	425	300	315	318	23.3%	258	318	23.3%
Total revenues	2,230	3,507	3,073	3,615	4,576	105.2%	2,230	4,576	105.2%

Benefits and other deductions
Policyholders’ benefits	677	667	663	689	759	12.1%	677	759	12.1%
Remeasurement of liability for future policy benefits	5	(7)	(1)	(3)	(2)	(140.0)%	5	(2)	(140.0)%
Change in market risk benefits and purchased market risk benefits	(1,088)	(132)	97	(817)	672	161.8%	(1,088)	672	161.8%
Interest credited to policyholders’ account balances	579	599	701	614	678	17.1%	579	678	17.1%
Compensation and benefits	620	577	571	683	601	(3.1)%	620	601	(3.1)%
Commissions and distribution related payments	437	463	485	511	501	14.6%	437	501	14.6%
Interest expense	57	62	55	52	55	(3.5)%	57	55	(3.5)%
Amortization of deferred policy acquisition costs	172	169	184	186	188	9.3%	172	188	9.3%
Other operating costs and expenses	552	428	329	513	950	72.1%	552	950	72.1%
Total benefits and other deductions	2,011	2,826	3,084	2,428	4,402	118.9%	2,011	4,402	118.9%

Income (loss) from operations, before income taxes	219	681	(11)	1,187	174	(20.5)%	219	174	(20.5)%
Income tax (expense) benefit	(24)	(116)	39	(179)	(24)	—%	(24)	(24)	—%
Net income (loss)	195	565	28	1,008	150	(23.1)%	195	150	(23.1)%
Less: net (income) loss attributable to the noncontrolling interest	(103)	(137)	(160)	(116)	(87)	15.5%	(103)	(87)	15.5%
Net income (loss) attributable to Holdings	$92	$428	$(132)	$892	$63	(31.5)%	$92	$63	(31.5)%
Less: Preferred stock dividends	(14)	(26)	(14)	(26)	(14)	—%	(14)	(14)	—%
Net income (loss) available to Holdings' common shareholders	$78	$402	$(146)	$866	$49	(37.2)%	$78	$49	(37.2)%

Adjustments related to:
Variable annuity product features (1)	$330	$81	$756	$(530)	$211		$330	$211
Investment gains (losses), net	39	16	46	32	14		39	14
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	17	14	13	16	11		17	11
Other adjustments (2)	91	(33)	1	34	205		91	205
Income tax (expense) benefit related to above adjustments	(100)	(16)	(172)	94	(92)		(100)	(92)
Non-recurring tax items	8	5	5	(23)	9		8	9
Non-GAAP Operating earnings (3)	$477	$495	$517	$515	$421		$477	$421

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million.

(2) Includes a loss of $165 million on Non-VA derivatives for the three months ended March 31, 2025 and includes certain gross legal expenses related to the COI litigation of $106 million for the three months ended 2024.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

1Q 2025 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025

Assets
Total investments	$102,620	$107,726	$114,246	$116,441	$118,908
Cash and cash equivalents	10,357	9,684	9,579	6,964	8,164
Cash and securities segregated, at fair value	866	592	547	500	772
Broker-dealer related receivables	1,808	1,801	1,898	1,961	1,931
Deferred policy acquisition costs	6,804	6,924	7,031	7,170	7,262
Goodwill and other intangible assets, net	5,419	5,403	5,388	5,371	5,356
Amounts due from reinsurers	8,252	8,087	8,068	7,899	7,523
Current and deferred income taxes	2,075	2,129	1,707	2,003	1,687
Purchased market risk benefits	8,348	8,002	8,492	7,376	5,976
Other assets	3,619	3,828	3,738	4,462	4,574
Assets held-for-sale	745	—	—	—	—
Assets for market risk benefits	821	799	740	863	644
Separate Accounts assets	133,735	132,664	137,407	134,717	124,569
Total assets	$285,469	$287,639	$298,841	$295,727	$287,366

Liabilities
Policyholders’ account balances	$100,228	$104,049	$107,404	$110,929	$112,793
Liability for market risk benefits	12,833	12,612	13,197	11,810	10,864
Future policy benefits and other policyholders’ liabilities	17,340	17,433	17,936	17,613	17,372
Broker-dealer related payables	1,022	839	1,382	775	642
Customers related payables	2,162	2,060	1,795	1,933	2,135
Amounts due to reinsurers	1,402	1,373	1,426	1,421	1,357
Short-term debt	—	—	—	—	—
Long-term debt	3,821	3,830	3,831	3,833	4,330
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,580	1,740	1,744	2,116	2,110
Other liabilities	6,401	6,612	6,540	7,032	6,700
Liabilities held-for-sale	239	—	—	—	—
Separate Accounts liabilities	133,735	132,664	137,407	134,717	124,569
Total liabilities	280,763	283,212	292,662	292,179	282,872
Redeemable noncontrolling interest	991	1,088	1,223	125	289

Equity
Preferred stock	1,562	1,562	1,562	1,507	1,507
Common stock	5	5	5	5	5
Additional paid-in capital	2,322	2,337	2,343	2,336	2,305
Treasury shares	(3,801)	(3,932)	(4,072)	(4,198)	(4,296)
Retained earnings	10,095	10,301	9,964	10,627	10,447
Accumulated other comprehensive income (loss)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)
Total equity attributable to Holdings	1,992	1,598	3,201	1,565	2,401
Noncontrolling interest	1,723	1,741	1,755	1,858	1,804
Total equity	3,715	3,339	4,956	3,423	4,205
Total liabilities, redeemable noncontrolling interest and equity	$285,469	$287,639	$298,841	$295,727	$287,366

1Q 2025 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—
Total short-term debt	—	—	—	—	—

Total long-term debt	3,821	3,830	3,831	3,833	4,330

Total short-term and long-term debt: [A]	$3,821	$3,830	$3,831	$3,833	$4,330

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,507	$1,507
Common stock	5	5	5	5	5
Additional paid-in capital	2,322	2,337	2,343	2,336	2,305
Treasury stock, at cost	(3,801)	(3,932)	(4,072)	(4,198)	(4,296)
Retained earnings	10,095	10,301	9,964	10,627	10,447
Accumulated other comprehensive income (loss)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)
Total equity attributable to Holdings	1,992	1,598	3,201	1,565	2,401
Noncontrolling interest	1,723	1,741	1,755	1,858	1,804
Total equity	$3,715	$3,339	$4,956	$3,423	$4,205

Total equity attributable to Holdings, (ex. AOCI): [B]	$10,183	$10,273	$9,802	$10,277	$9,968

Capital:
Total capitalization (1)	$5,813	$5,428	$7,032	$5,398	$6,731
Total capitalization (ex. AOCI): [A+B] (2)	$14,004	$14,103	$13,633	$14,110	$14,298

Debt to capital:
Debt to capital (ex. AOCI) (2)	27.3%	27.2%	28.1%	27.2%	30.3%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	333.8	327.6	321.6	315.5	309.9
Repurchases	(3.2)	(3.2)	(3.4)	(2.6)	(2.3)
Retirements	(4.3)	(3.1)	(2.8)	(3.1)	(2.7)
Issuances	1.3	0.3	0.1	0.1	1.4
Ending basic common shares outstanding	327.6	321.6	315.5	309.9	306.3
Total potentially dilutive shares	2.5	3.2	3.4	3.6	4.1
Ending common shares outstanding - maximum potential dilution	330.1	324.7	318.9	313.5	310.4
Notes:
(1) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

1Q 2025 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other

	Three Months Ended March 31, 2025
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$224	$82	$—	$534	$—	$19	$81	$—	$940
Net investment income (loss)	693	151	3	251	3	9	110	25	1,245
Net derivative gains (losses)	(5)	—	(13)	1	—	—	8	5	(4)
Investment management, service fees and other income	85	83	1,098	40	460	92	5	(260)	1,603
Segment revenues	997	316	1,088	826	463	120	204	(230)	3,784
Benefits and other deductions
Policyholders’ benefits	92	—	—	556	—	—	111	—	759
Remeasurement of liability for future policy benefits	(1)	—	—	(2)	—	—	1	—	(2)
Interest credited to policyholders’ account balances	365	63	—	121	—	7	107	—	663
Commissions and distribution related payments	98	43	201	42	293	36	6	(218)	501
Amortization of deferred policy acquisition costs	124	15	—	32	—	15	2	—	188
Compensation and benefits, interest expense and financing fees and other operating costs and expense	64	42	614	96	109	34	96	(12)	1,043
Segment benefits and other deductions	742	163	815	845	402	92	323	(230)	3,152
Operating earnings (loss), before income taxes	255	153	273	(19)	61	28	(119)	—	632
Income Taxes	(39)	(23)	(41)	3	(15)	(4)	17	—	(102)
Operating earnings (loss), before noncontrolling interest	216	130	232	(16)	46	24	(102)	—	530
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(106)	(1)	—	—	(2)	—	(109)
Operating earnings (loss)	$216	$130	$126	$(17)	$46	$24	$(104)	$—	$421

	Three Months Ended March 31, 2024
	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$208	$73	$—	$528	$—	$12	$78	$—	$899
Net investment income (loss)	549	141	8	256	4	16	179	21	1,174
Net derivative gains (losses)	(5)	—	(5)	—	—	—	(8)	5	(13)
Investment Management, service fees and other income	88	77	1,090	40	419	101	6	(242)	1,579
Segment revenues	840	291	1,093	824	423	129	255	(216)	3,639
Benefits and other deductions
Policyholders’ benefits	77	—	—	487	—	—	113	—	677
Remeasurement of liability for future policy benefits	(3)	—	—	(4)	—	—	12	—	5
Interest credited to policyholders’ account balances	248	52	—	128	—	9	142	—	579
Commissions and distribution related payments	77	44	173	40	260	40	3	(200)	437
Amortization of deferred policy acquisition costs	109	15	—	30	—	16	2	—	172
Compensation and benefits, interest expense and financing fees and other operating costs and expense	54	35	672	92	105	25	107	(16)	1,074
Segment benefits and other deductions	562	146	845	773	365	90	379	(216)	2,944
Operating earnings (loss), before income taxes	278	145	248	51	58	39	(124)	—	695
Income Taxes	(40)	(21)	(44)	(7)	(15)	(6)	23	—	(110)
Operating earnings (loss), before noncontrolling interest	238	124	204	44	43	33	(101)	—	585
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(98)	—	—	—	(10)	—	(108)
Operating earnings (loss)	$238	$124	$106	$44	$43	$33	$(111)	$—	$477

1Q 2025 Financial Supplement	8

Assets Under Management and Administration

	Balances as of
(in billions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025

AB AUM
Total AB	$758.7	$769.5	$805.9	$792.2	$784.5
Exclusion for General Account and other Affiliated Accounts	(76.8)	(80.8)	(85.0)	(84.2)	(87.4)
Exclusion for Separate Accounts	(46.4)	(46.3)	(48.4)	(47.3)	(44.7)
AB third party	$635.4	$642.4	$672.6	$660.7	$652.4

Total Company AUM
AB third party	$635.4	$642.4	$672.6	$660.7	$652.4
General Account and other Affiliated Accounts (1) (3) (4)	113.0	117.4	123.8	123.4	127.1
Separate Accounts (2) (3) (4)	133.7	132.7	137.4	134.7	124.6
Total AUM	$882.1	$892.5	$933.8	$918.8	$904.0

Total AUA (5) (6)	$92.5	$94.8	$101.5	$101.7	$102.1
Total AUM/A	$974.6	$987.3	$1,035.3	$1,020.5	$1,006.1

Market Values:
S&P 500	5,254	5,460	5,762	5,882	5,612
US 10-Year Treasury	4.2%	4.4%	3.7%	4.6%	4.2%
Notes:
(1) “General Account and other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025, Separate Account is inclusive of $12.9 billion, $12.5 billion, $12.8 billion, $12.3 billion and $7.9 billion & General Account AUM is inclusive of $47 million, $46 million, $44 million, $43 million and $31 million, respectively, Account Value ceded to Venerable.
(4) As of March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025, Separate Account is inclusive of $6.9 billion, $6.8 billion, $7.1 billion, $6.9 billion and $6.5 billion & General Account AUM is inclusive of $3.5 billion, $3.4 billion, $3.3 billion, $3.2 billion and $3.2 billion, respectively, Account Value ceded to Global Atlantic.
(5) Includes Advisory, Brokerage and Direct assets included in our Wealth Management segment.
(6) Balances were revised from previously filed financial statement supplement.

1Q 2025 Financial Supplement	9

Sales Metrics by Segment

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	Change	3/31/2024	3/31/2025	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$4,313	$4,485	$4,854	$4,908	$4,563	5.8%	$4,313	$4,563	5.8%
Renewal premium and deposits	72	58	58	60	58	(19.4)%	72	58	(19.4)%
Total Gross Premiums	$4,385	$4,543	$4,912	$4,968	$4,621	5.4%	$4,385	$4,621	5.4%

Group Retirement
First year premiums and deposits	$428	$950	$454	$530	$854	99.5%	$428	$854	99.5%
Renewal premium and deposits	590	620	501	619	622	5.4%	590	622	5.3%
Total Gross Premiums	$1,018	$1,570	$955	$1,149	$1,476	45.0%	$1,018	$1,476	44.9%

Protection Solutions
First year premiums and deposits	$113	$121	$127	$148	$130	15.0%	$113	$130	15.0%
Renewal premium and deposits	665	663	666	681	670	0.8%	665	670	0.8%
Total Gross Premiums	$778	$784	$793	$829	$800	2.8%	$778	$800	2.8%

Asset Management (in billions USD)
Gross Sales by distribution channel
Institutional	$3.3	$3.3	$4.2	$2.0	$4.6	39.4%	$3.3	$4.6	39.4%
Retail	23.8	23.2	26.6	26.4	25.7	8.0%	23.8	25.7	8.0%
Private Wealth	5.5	5.4	4.7	5.2	5.8	5.5%	5.5	5.8	5.5%
Firmwide Gross Sales	$32.6	$31.9	$35.5	$33.6	$36.1	10.7%	$32.6	$36.1	10.7%

Gross sales by investment service
Equity Active	$11.7	$12.5	$13.0	$11.8	$13.2	12.8%	$11.7	$13.2	12.8%
Equity Passive (1)	0.7	0.3	0.2	0.2	0.5	(28.6)%	0.7	0.5	(28.6)%
Fixed Income - Taxable	12.1	10.3	11.6	10.4	12.4	2.5%	12.1	12.4	2.5%
Fixed Income - Tax-Exempt	5.3	4.9	5.6	8.5	5.8	9.4%	5.3	5.8	9.4%
Fixed Income Passive (1)	—	—	—	—	—	—%	—	—	100.0%
Alternatives/Multi-Asset Solutions (2)	2.8	3.9	5.1	2.7	4.2	50.0%	2.8	4.2	50.0%
Firmwide Gross Sales	$32.6	$31.9	$35.5	$33.6	$36.1	10.7%	$32.6	$36.1	10.7%

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

1Q 2025 Financial Supplement	10

Business Segments:
Operating Earnings Results and Metrics

1Q 2025 Financial Supplement	11

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	Change	3/31/2024	3/31/2025	Change

Revenues
Policy charges, fee income and premiums	$208	$209	$224	$223	$224	7.7%	$208	$224	7.7%
Net investment income (loss)	549	593	635	666	693	26.2%	549	693	26.2%
Net derivative gains (losses)	(5)	(6)	(5)	(5)	(5)	—%	(5)	(5)	—%
Investment management, service fees and other income	88	92	90	95	85	(3.4)%	88	85	(3.4)%
Segment revenues	840	888	944	979	997	18.7%	840	997	18.7%

Benefits and other deductions
Policyholders’ benefits	77	78	82	87	92	19.5%	77	92	19.5%
Remeasurement of liability for future policy benefits	(3)	1	1	(1)	(1)	66.7%	(3)	(1)	66.7%
Interest credited to policyholders’ account balances	248	281	336	343	365	47.2%	248	365	47.2%
Commissions and distribution-related payments	77	80	97	102	98	27.3%	77	98	27.3%
Amortization of deferred policy acquisition costs	109	111	119	121	124	13.8%	109	124	13.8%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	54	51	48	52	64	18.5%	54	64	18.5%
Segment benefits and other deductions	562	602	683	704	742	32.0%	562	742	32.0%

Operating earnings (loss), before income taxes	278	286	261	275	255	(8.3)%	278	255	(8.3)%
Income taxes	(40)	(40)	(37)	(35)	(39)	2.5%	(40)	(39)	2.5%
Operating earnings (loss), before noncontrolling interest	238	246	224	240	216	(9.2)%	238	216	(9.2)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$238	$246	$224	$240	$216	(9.2)%	$238	$216	(9.2)%

Summary Metrics

Operating earnings (loss) - TTM:	$918	$920	$922	$948	$926	0.9%	$918	$926	0.9%

Average Account Value net of embedded derivative instruments (TTM)	$78,256	$81,128	$84,596	$88,164	$91,041	16.3%	$78,256	$91,041	16.3%

Return on assets net of embedded derivative instruments (TTM)	1.40%	1.36%	1.28%	1.25%	1.18%		1.40%	1.18%

Net flows	$1,647	$1,853	$1,910	$1,747	$1,431	(13.1)%	$1,647	$1,431	(13.1)%

First year premiums and deposits	$4,313	$4,485	$4,854	$4,908	$4,563	5.8%	$4,313	$4,563	5.8%

In-force Policy Count by Product (in thousands):	622	629	636	643	648		622	648

1Q 2025 Financial Supplement	12

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	3/31/2024	3/31/2025

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$3,023	$2,983	$3,072	$3,127	$2,988	$3,023	$2,988
SCS Income	393	482	556	619	546	393	546
Retirement Cornerstone	561	555	555	588	556	561	556
Investment Edge	310	430	594	462	413	310	413
Other	26	35	77	112	60	26	60
Total First Year Premiums and Deposits	$4,313	$4,485	$4,854	$4,908	$4,563	$4,313	$4,563

Account Values
General Account:
Balance as of beginning of period	$52,387	$57,583	$61,452	$66,473	$69,020	$52,387	$69,020
Gross premiums and deposits (1)	3,410	3,494	3,621	3,552	3,859	3,410	3,859
Surrenders, withdrawals and benefits	(1,225)	(1,191)	(1,343)	(1,416)	(1,485)	(1,225)	(1,485)
Net flows	2,185	2,303	2,278	2,136	2,374	2,185	2,374
Change in market value and reinvestment	(58)	294	1,247	(856)	1,623	(58)	1,623
Change in fair value of embedded derivative instruments	3,069	1,272	1,496	1,267	(2,918)	3,069	(2,918)
Other	—	—	—	—	—	—	—
Balance as of end of period	$57,583	$61,452	$66,473	$69,020	$70,099	$57,583	$70,099
Balance as of end of period net of embedded derivative instruments	$44,122	$46,782	$50,506	$52,090	$56,324	$44,122	$56,324
Separate Accounts:
Balance as of beginning of period	$39,619	$41,062	$40,810	$42,393	$41,524	$39,619	$41,524
Gross premiums and deposits (1)	946	1,026	1,235	1,316	718	946	718
Surrenders, withdrawals and benefits	(1,484)	(1,476)	(1,603)	(1,705)	(1,661)	(1,484)	(1,661)
Net flows	(538)	(450)	(368)	(389)	(943)	(538)	(943)
Change in market value and reinvestment	1,981	198	1,951	(480)	(987)	1,981	(987)
Change in fair value of embedded derivative instruments	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—
Balance as of end of period	$41,062	$40,810	$42,393	$41,524	$39,594	$41,062	$39,594
Total:
Balance as of beginning of period	$92,006	$98,645	$102,262	$108,866	$110,544	$92,006	$110,544
Gross premiums and deposits (1)	4,356	4,520	4,856	4,868	4,577	4,356	4,577
Surrenders, withdrawals and benefits	(2,709)	(2,667)	(2,946)	(3,121)	(3,146)	(2,709)	(3,146)
Net flows	1,647	1,853	1,910	1,747	1,431	1,647	1,431
Change in market value and reinvestment	1,923	492	3,198	(1,336)	636	1,923	636
Change in fair value of embedded derivative instruments	3,069	1,272	1,496	1,267	(2,918)	3,069	(2,918)
Other	—	—	—	—	—	—	—
Balance as of end of period	$98,645	$102,262	$108,866	$110,544	$109,693	$98,645	$109,693
Balance as of end of period net of embedded derivative instruments	$85,184	$87,592	$92,899	$93,614	$95,918	$85,184	$95,918

Net Amount at Risk (NAR)
Total GMIB NAR	$17	$21	$31	$31	$45	$17	$45
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$2,868	$2,972	$2,705	$2,977	$3,261	$2,868	$3,261
MRB Reserves (Net of Reinsurance)	$320	$399	$576	$468	$738	$320	$738
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

1Q 2025 Financial Supplement	13

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	Change	3/31/2024	3/31/2025	Change

Revenues
Policy charges, fee income and premiums	$73	$79	$81	$84	$82	12.3%	$73	$82	12.3%
Net investment income (loss)	141	139	142	137	151	7.1%	141	151	7.1%
Net derivative gains (losses)	—	—	(1)	—	—	—%	—	—	—%
Investment management, service fees and other income	77	65	91	85	83	7.8%	77	83	7.8%
Segment revenues	291	283	313	306	316	8.6%	291	316	8.6%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	52	56	60	59	63	21.2%	52	63	21.2%
Commissions and distribution-related payments	44	45	39	42	43	(2.3)%	44	43	(2.3)%
Amortization of deferred policy acquisition costs	15	8	16	15	15	—%	15	15	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	35	29	34	38	42	20.0%	35	42	20.0%
Segment benefits and other deductions	146	138	149	154	163	11.6%	146	163	11.6%

Operating earnings (loss), before income taxes	145	145	164	152	153	5.5%	145	153	5.5%
Income taxes	(21)	(20)	(23)	(20)	(23)	(9.5)%	(21)	(23)	(9.5)%
Operating earnings (loss), before noncontrolling interest	124	125	141	132	130	4.8%	124	130	4.8%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$124	$125	$141	$132	$130	4.8%	$124	$130	4.8%

Summary Metrics

Operating earnings (loss) - TTM:	$432	$453	$489	$522	$528	22.2%	$432	$528	22.2%

Average Account Value net of embedded derivative instruments (TTM)	$35,400	$36,535	$37,712	$39,071	$39,767	12.3%	$35,400	$39,767	12.3%

Return on assets net of embedded derivative instruments (TTM)	1.46%	1.48%	1.52%	1.55%	1.54%		1.46%	1.54%

Net flows	$(132)	$408	$(246)	$(134)	$192	245.5%	$(132)	$192	245.5%

Gross premiums and deposits	$1,018	$1,570	$955	$1,149	$1,476	45.0%	$1,018	$1,476	45.0%

1Q 2025 Financial Supplement	14

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	3/31/2024	3/31/2025

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$428	$950	$454	$530	$854	$428	$854
Renewal premiums and deposits	590	620	501	619	622	590	622
Group Retirement premiums and deposits	$1,018	$1,570	$955	$1,149	$1,476	$1,018	$1,476

Gross premiums and deposits by market:
Tax-exempt	$317	$298	$311	$326	$349	$317	$349
Corporate	93	108	115	93	78	93	78
Institutional	15	542	26	108	424	15	424
Other	3	2	2	3	3	3	3
Total first year premiums and deposits	428	950	454	530	854	428	854
Tax-exempt	453	492	381	492	486	453	486
Corporate	99	93	92	92	103	99	103
Institutional	—	—	—	—	—	—	—
Other	38	35	28	35	33	38	33
Total renewal premiums and deposits	590	620	501	619	622	590	622
Group Retirement premiums and deposits by market	$1,018	$1,570	$955	$1,149	$1,476	$1,018	$1,476

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$8,952	$8,882	$9,382	$9,369	$9,341	$8,952	$9,341
Gross premiums and deposits	222	768	240	325	669	222	669
Surrenders, withdrawals and benefits	(360)	(332)	(362)	(372)	(355)	(360)	(355)
Net flows	(138)	436	(122)	(47)	314	(138)	314
Change in market value and reinvestment	45	57	96	14	84	45	84
Change in fair value of embedded derivative instruments	23	7	13	5	(18)	23	(18)
Other	—	—	—	—	—	—	—
Balance as of end of period	$8,882	$9,382	$9,369	$9,341	$9,721	$8,882	$9,721
Balance as of end of period net of embedded derivative instruments	$8,795	$9,306	$9,293	$9,271	$9,679	$8,795	$9,679
Separate Accounts and Mutual Funds
Balance as of beginning of period	$27,519	$29,608	$29,885	$31,493	$31,313	$27,519	$31,313
Gross premiums and deposits	796	802	716	824	806	796	806
Surrenders, withdrawals and benefits	(790)	(830)	(840)	(911)	(928)	(790)	(928)
Net flows	6	(28)	(124)	(87)	(122)	6	(122)
Change in market value and reinvestment	2,083	305	1,732	(93)	(998)	2,083	(998)
Change in fair value of embedded derivative instruments	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—
Balance as of end of period	$29,608	$29,885	$31,493	$31,313	$30,193	$29,608	$30,193

Total:
Balance as of beginning of period	$36,471	$38,490	$39,267	$40,862	$40,654	$36,471	$40,654
Gross premiums and deposits	1,018	1,570	956	1,149	1,475	1,018	1,475
Surrenders, withdrawals and benefits	(1,150)	(1,162)	(1,202)	(1,283)	(1,283)	(1,150)	(1,283)
Net flows	(132)	408	(246)	(134)	192	(132)	192
Change in market value and reinvestment	2,128	362	1,828	(79)	(914)	2,128	(914)
Change in fair value of embedded derivative instruments	23	7	13	5	(18)	23	(18)
Other	—	—	—	—	—	—	—
Balance as of end of period	$38,490	$39,267	$40,862	$40,654	$39,914	$38,490	$39,914
Balance as of end of period net of embedded derivative instruments	$38,403	$39,191	$40,786	$40,584	$39,872	$38,403	$39,872

1Q 2025 Financial Supplement	15

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	Change	3/31/2024	3/31/2025	Change

Revenues
Net investment income (loss)	$8	$7	$17	$(5)	$3	(62.5)%	$8	$3	(62.5)%
Net derivative gains (losses)	(5)	(1)	(16)	15	(13)	(160.0)%	(5)	(13)	(160.0)%
Investment management, service fees and other income	1,090	1,045	1,085	1,239	1,098	0.7%	1,090	1,098	0.7%
Segment revenues	1,093	1,051	1,086	1,249	1,088	(0.5)%	1,093	1,088	(0.5)%

Benefits and other deductions
Commissions and distribution-related payments	173	180	192	197	201	16.2%	173	201	16.2%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	672	633	641	707	614	(8.6)%	672	614	(8.6)%
Total benefits and other deductions	845	813	833	904	815	(3.6)%	845	815	(3.6)%

Operating earnings (loss), before income taxes	248	238	253	345	273	10.1%	248	273	10.1%
Income taxes	(44)	(42)	(42)	(50)	(41)	6.8%	(44)	(41)	6.8%
Operating earnings (loss), before noncontrolling interest	204	196	211	295	232	13.7%	204	232	13.7%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(98)	(95)	(100)	(134)	(106)	(8.2)%	(98)	(106)	(8.2)%
Operating earnings (loss)	$106	$101	$111	$161	$126	18.9%	$106	$126	18.9%

Summary Metrics

Adjusted operating margin (1)	30.3%	30.8%	31.3%	36.4%	33.7%		30.3%	33.7%

Net flows (in billions USD)	$0.5	$0.9	$1.1	$(4.8)	$2.4		$0.5	$2.4

Total AUM (in billions USD)	$758.7	$769.5	$805.9	$792.2	$784.5		$758.7	$784.5

Ownership Structure of AB

Holdings and its subsidiaries	59.6%	59.7%	60.0%	61.9%	61.8%		59.6%	61.8%
AB Holding	39.7%	39.6%	39.3%	37.5%	37.5%		39.7%	37.5%
Unaffiliated holders	0.7%	0.7%	0.7%	0.6%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	61.0%	61.2%	61.6%	61.9%	61.9%		61.0%	61.9%
EQH average economic interest	61.1%	61.1%	61.4%	61.8%	61.9%		61.1%	61.9%

Units of limited partnership outstanding (in millions)	287.3	286.8	285.6	292.1	292.3		287.3	292.3
Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

1Q 2025 Financial Supplement	16

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025

AUM Roll-forward
Balance as of beginning of period	$725.2	$758.7	$769.5	$805.9	$792.2
Sales/new accounts	32.6	31.9	35.5	33.6	36.1
Redemptions/terminations	(25.2)	(25.7)	(26.4)	(29.2)	(29.7)
Cash flow/unreinvested dividends	(6.9)	(5.3)	(8.0)	(9.2)	(4.0)
Net long-term (outflows) inflows	0.5	0.9	1.1	(4.8)	2.4
Adjustment (1)	—	—	—	0.7	—
Market appreciation (depreciation)	33.0	9.9	35.3	(9.6)	(10.1)
Net change	33.5	10.8	36.4	(13.7)	(7.7)
Balance as of end of period	$758.7	$769.5	$805.9	$792.2	$784.5

Ending Assets by distribution channel
Institutions	$322.5	$322.7	$335.2	$321.4	$324.1
Retail	308.0	316.4	334.5	334.3	324.1
Private Wealth	128.2	130.4	136.2	136.5	136.3
Total	$758.7	$769.5	$805.9	$792.2	$784.5

Ending Assets by investment service
Equity
Actively Managed	$264.1	$264.4	$271.3	$263.4	$249.0
Passively Managed (2)	64.7	65.8	68.9	68.3	65.8
Total Equity	$328.8	$330.2	$340.2	$331.7	$314.8
Fixed Income
Actively Managed	$276.1	$282.2	$287.4	$285.5	$290.0
Passively Managed (2)	11.2	11.0	11.4	10.3	10.1
Total Fixed Income	287.3	293.2	298.8	295.8	300.1
Total Alternatives/Multi-Asset Solutions (3)	142.6	146.1	166.9	164.7	169.6
Total	$758.7	$769.5	$805.9	$792.2	$784.5

Notes:

(1) This adjustment is due to a change in fee policy related to certain fixed income assets effective October 1, 2024.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services.

1Q 2025 Financial Supplement	17

Asset Management - Net Flows
	For the Three Months Ended					For the Three Months Ended
(in billions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	3/31/2024	3/31/2025
Net Flows by Distribution Channel
Institutions
US	$(1.5)	$1.9	$1.7	$(0.2)	$2.7	$(1.5)	$2.7
Global and Non-US	(2.7)	(3.7)	(6.1)	(6.0)	(2.0)	(2.7)	(2.0)
Total Institutions	$(4.2)	$(1.8)	$(4.4)	$(6.2)	$0.7	$(4.2)	$0.7
Retail
US	$1.9	$2.7	$4.0	$4.3	$3.0	$1.9	$3.0
Global and Non-US	2.3	0.1	1.4	(3.2)	(2.1)	2.3	(2.1)
Total Retail	$4.2	$2.8	$5.4	$1.1	$0.9	$4.2	$0.9
Private Wealth
US	$0.7	$0.2	$0.2	$0.5	$1.6	$0.7	$1.6
Global and Non-US	(0.2)	(0.3)	(0.1)	(0.2)	(0.8)	(0.2)	(0.8)
Total Private Wealth	$0.5	$(0.1)	$0.1	$0.3	$0.8	$0.5	$0.8
Total Net Flows by Distribution Channel	$0.5	$0.9	$1.1	$(4.8)	$2.4	$0.5	$2.4
Net Flows by Investment Service
Equity Active
US	$(1.5)	$(1.5)	$(0.3)	$(4.1)	$(0.3)	$(1.5)	$(0.3)
Global and Non-US	(4.7)	(4.6)	(4.2)	(3.3)	(2.2)	(4.7)	(2.2)
Total Equity Active	$(6.2)	$(6.1)	$(4.5)	$(7.4)	$(2.5)	$(6.2)	$(2.5)
Equity Passive (1)
US	$(3.2)	$(0.6)	$(0.7)	$(1.1)	$(0.1)	$(3.2)	$(0.1)
Global and Non-US	(0.1)	(0.1)	(0.4)	(0.3)	0.3	(0.1)	0.3
Total Equity Passive (1)	$(3.3)	$(0.7)	$(1.1)	$(1.4)	$0.2	$(3.3)	$0.2
Fixed Income - Taxable
US	$1.3	$4.6	$1.5	$3.2	$2.2	$1.3	$2.2
Global and Non-US	3.3	(0.2)	1.2	(3.9)	(3.6)	3.3	(3.6)
Total Fixed Income - Taxable	$4.6	$4.4	$2.7	$(0.7)	$(1.4)	$4.6	$(1.4)
Fixed Income - Tax-Exempt
US	$2.9	$1.9	$3.3	$5.5	$2.4	$2.9	$2.4
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$2.9	$1.9	$3.3	$5.5	$2.4	$2.9	$2.4
Fixed Income - Passive (1)
US	$—	$(0.1)	$(0.2)	$(0.1)	$(0.4)	$—	$(0.4)
Global and Non-US	(0.1)	0.1	(0.1)	(0.5)	(0.1)	(0.1)	(0.1)
Total Fixed Income - Passive (1)	$(0.1)	$—	$(0.3)	$(0.6)	$(0.5)	$(0.1)	$(0.5)
Alternatives/Multi-Asset Solutions (2)
US	$1.6	$0.5	$2.3	$1.2	$3.5	$1.6	$3.5
Global and Non-US	1.0	0.9	(1.3)	(1.4)	0.7	1.0	0.7
Total Alternatives/Multi-Asset Solutions (2)	$2.6	$1.4	$1.0	$(0.2)	$4.2	$2.6	$4.2
Total Net Flows by Investment Service	$0.5	$0.9	$1.1	$(4.8)	$2.4	$0.5	$2.4
Active vs. Passive Net Flows
Actively Managed
Equity	$(6.2)	$(6.1)	$(4.5)	$(7.4)	$(2.5)	$(6.2)	$(2.5)
Fixed Income	7.5	6.3	6.0	4.8	1.0	7.5	1.0
Alternatives/Multi-Asset Solutions (2)	2.4	1.1	0.7	(0.4)	4.2	2.4	4.2
Total	$3.7	$1.3	$2.2	$(3.0)	$2.7	$3.7	$2.7
Passively Managed (1)
Equity	$(3.3)	$(0.7)	$(1.2)	$(1.4)	$0.2	$(3.3)	$0.2
Fixed Income	(0.1)	—	(0.3)	(0.6)	(0.5)	(0.1)	(0.5)
Alternatives/Multi-Asset Solutions (2)	0.2	0.3	0.4	0.2	—	0.2	—
Total	$(3.2)	$(0.4)	$(1.1)	$(1.8)	$(0.3)	$(3.2)	$(0.3)
Total Active vs Passive Net Flows	$0.5	$0.9	$1.1	$(4.8)	$2.4	$0.5	$2.4
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

1Q 2025 Financial Supplement	18

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	Change	3/31/2024	3/31/2025	Change

Revenues
Policy charges, fee income and premiums	$528	$532	$537	$537	$534	1.1%	$528	$534	1.1%
Net investment income (loss)	256	260	258	251	251	(2.0)%	256	251	(2.0)%
Net derivative gains (losses)	—	(1)	1	—	1	100.0%	—	1	100.0%
Investment management, service fees and other income	40	43	43	43	40	—%	40	40	—%
Segment revenues	824	834	839	831	826	0.2%	824	826	0.2%

Benefits and other deductions
Policyholders’ benefits	487	473	455	486	556	14.2%	487	556	14.2%
Remeasurement of liability for future policy benefits	(4)	(11)	9	(1)	(2)	50.0%	(4)	(2)	50.0%
Interest credited to policyholders’ account balances	128	128	135	119	121	(5.5)%	128	121	(5.5)%
Commissions and distribution-related payments	40	43	43	46	42	5.0%	40	42	5.0%
Amortization of deferred policy acquisition costs	30	32	31	32	32	6.7%	30	32	6.7%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	92	86	87	107	96	4.3%	92	96	4.3%
Segment benefits and other deductions	773	751	760	789	845	9.3%	773	845	9.3%

Operating earnings (loss), before income taxes	51	83	79	42	(19)	(137.3)%	51	(19)	(137.3)%
Income taxes	(7)	(12)	(11)	(5)	3	142.9%	(7)	3	142.9%
Operating earnings (loss), before noncontrolling interest	44	71	68	37	(16)	(136.4)%	44	(16)	(136.4)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	1	(2)	1	(1)	(100.0)%	—	(1)	(100.0)%
Operating earnings (loss)	$44	$72	$66	$38	$(17)	(138.6)%	$44	$(17)	(138.6)%

Summary Metrics

Operating earnings (loss) - TTM:	$125	$166	$225	$220	$159	27.2%	$125	$159	27.2%

Benefit ratio	74.6%	72.1%	70.3%	72.8%	82.0%		74.6%	82.0%

Gross written premiums	$778	$784	$793	$829	$800	2.8%	$778	$800	2.8%

Annualized premiums	$80	$91	$88	$102	$93	16.3%	$80	$93	16.3%

Total in-force face amount (in billions USD) (1)	$413.0	$411.7	$410.3	$409.2	$406.8	(1.5)%	$413.0	$406.8	(1.5)%

Notes:
(1) Total in-force face amount presented on a gross basis including ceded policies.

1Q 2025 Financial Supplement	19

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	3/31/2024	3/31/2025

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	2	3	3	2	3	2	3
Variable Universal Life	80	87	90	112	90	80	90
Term	3	2	2	3	2	3	2
Employee Benefits	28	29	32	31	35	28	35
Other (1)	—	—	—	—	—	—	—
Total	$113	$121	$127	$148	$130	$113	$130

Renewals by Product Line:
Universal Life	$169	$166	$179	$160	$158	$169	$158
Indexed Universal Life	74	69	67	66	69	74	69
Variable Universal Life	251	259	249	279	272	251	272
Term	92	86	86	88	83	92	83
Employee Benefits	75	80	81	84	85	75	85
Other (1)	4	3	4	4	3	4	3
Total	665	663	666	681	670	665	670
Total Gross Premiums	$778	$784	$793	$829	$800	$778	$800

In-force Metrics
In-force Face Amount by Product (2) (in billions USD):
Universal Life (3)	$40.3	$39.6	$39.1	$38.5	$37.9	$40.3	$37.9
Indexed Universal Life	26.6	26.5	26.3	26.2	25.9	26.6	25.9
Variable Universal Life (4)	138.1	139.0	140.1	141.6	141.5	138.1	141.5
Term	206.9	205.5	203.7	201.8	200.4	206.9	200.4
Whole Life	1.1	1.1	1.1	1.1	1.1	1.1	1.1
Total	$413.0	$411.7	$410.3	$409.2	$406.8	$413.0	$406.8

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	120	118	116	115	113	120	113
Indexed Universal Life	63	62	62	62	61	63	61
Variable Universal Life (4)	290	290	290	289	289	290	289
Term	246	243	240	237	234	246	234
Whole Life	15	15	15	15	14	15	14
Total	734	728	723	717	711	734	711

Protection Solutions Reserves
General Account	$18,166	$18,143	$18,288	$18,171	$18,124	$18,166	$18,124
Separate Accounts	17,560	17,761	18,684	18,753	18,005	17,560	18,005
Total	$35,726	$35,904	$36,972	$36,924	$36,129	$35,726	$36,129

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

1Q 2025 Financial Supplement	20

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	Change	3/31/2024	3/31/2025	Change

Revenues
Net investment income (loss)	$4	$4	$4	$5	$3	(25.0)%	$4	$3	(25.0)%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	419	438	446	476	460	9.8%	419	460	9.8%
Segment revenues	423	442	450	481	463	9.5%	423	463	9.5%

Benefits and other deductions
Commissions and distribution-related payments	260	282	281	310	293	12.7%	260	293	12.7%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	105	99	103	112	109	3.8%	105	109	3.8%
Segment benefits and other deductions	365	381	384	422	402	10.1%	365	402	10.1%

Operating earnings (loss), before income taxes	58	61	66	59	61	5.2%	58	61	5.2%
Income taxes	(15)	(17)	(16)	(12)	(15)	—%	(15)	(15)	—%
Operating earnings (loss), before noncontrolling interest	43	44	50	47	46	7.0%	43	46	7.0%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$43	$44	$50	$47	$46	7.0%	$43	$46	7.0%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$150	$161	$167	$179	181	20.7%	$150	181	20.7%
Distribution fees	253	260	262	281	263	4.0%	253	263	4.0%
Interest income	13	12	12	12	11	(15.4)%	13	11	(15.4)%
Service and other income	3	5	5	4	5	66.7%	3	5	66.7%
Total Investment management, service fees and other income	$419	$438	$446	$476	460	9.8%	$419	460	9.8%
Summary Metrics
Pre-tax operating margin	13.7%	13.8%	14.7%	12.3%	13.2%		13.7%	13.2%

Advisory net new assets	$(39)	$1,602	$2,064	$1,139	$1,981	N/M	$(39)	$1,981	N/M

Total AUA	$92,472	$94,786	$101,487	$101,695	$102,057	10.4%	$92,472	$102,057	10.4%

1Q 2025 Financial Supplement	21

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	3/31/2024	3/31/2025

AUA Roll-forward
Advisory assets :
Beginning assets	$54,978	$57,923	$60,134	$65,267	$65,839	$54,978	$65,839
Net new assets	(39)	1,602	2,064	1,139	1,981	(39)	1,981
Market appreciation (depreciation) and other	2,984	609	3,069	(567)	(1,025)	2,984	(1,025)
Advisory ending assets	$57,923	$60,134	$65,267	$65,839	$66,795	$57,923	$66,795

Brokerage and direct assets	$34,549	$34,652	$36,220	$35,856	$35,263	$34,549	$35,263

Total Wealth Management assets (1)	$92,472	$94,786	$101,487	$101,695	$102,057	$92,472	$102,057

Cash balances	$2,804	$2,695	$2,767	$3,083	$2,985	$2,804	$2,985

Advisors
Advisors	4,320	4,358	4,396	4,587	4,502	4,320	4,502
Revenue per advisor TTM (in thousands USD)	$380	$386	$394	$407	$412	$380	$412

Notes:
(1) Some operating metrics have been revised for prior periods. Net New Assets consist of total client deposits into advisory accounts less total client withdrawals from advisory accounts, plus dividends, plus interest, minus advisory fees. AUA reflects adjusted balances with no financial impact.

1Q 2025 Financial Supplement	22

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	Change	3/31/2024	3/31/2025	Change

Revenues
Policy charges, fee income and premiums	$12	$8	$7	$14	$19	58.3%	$12	$19	58.3%
Net investment income (loss)	16	14	15	12	9	(43.8)%	16	9	(43.8)%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	101	95	94	102	92	(8.9)%	101	92	(8.9)%
Segment revenues	129	117	116	128	120	(7.0)%	129	120	(7.0)%

Benefits and other deductions
Policyholders’ benefits	—	—	—	1	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	9	8	9	7	7	(22.2)%	9	7	(22.2)%
Commissions and distribution-related payments	40	40	41	39	36	(10.0)%	40	36	(10.0)%
Amortization of deferred policy acquisition costs	16	15	16	15	15	(6.3)%	16	15	(6.3)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	25	22	20	23	34	36.0%	25	34	36.0%
Segment benefits and other deductions	90	85	86	85	92	2.2%	90	92	2.2%

Operating earnings (loss), before income taxes	39	32	30	43	28	(28.2)%	39	28	(28.2)%
Income taxes	(6)	(4)	(4)	(6)	(4)	33.3%	(6)	(4)	33.3%
Operating earnings (loss), before noncontrolling interest	33	28	26	37	24	(27.3)%	33	24	(27.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$33	$28	$26	$37	$24	(27.3)%	$33	$24	(27.3)%

Summary Metrics

Operating earnings (loss) - TTM:	$124	$124	$118	$124	$115	(7.3)%	$124	$115	(7.3)%

Average Account Value (TTM)	$21,751	$21,786	$21,820	$21,974	$21,588	(0.7)%	$21,751	$21,588	(0.7)%

Return on assets (TTM)	0.69%	0.68%	0.64%	0.66%	0.62%		0.69%	0.62%

Net flows (1)	$(658)	$(667)	$(712)	$(787)	$(719)	(9.3)%	$(658)	$(719)	(9.3)%

In-force Policy Count by Product (in thousands) (2):	263	257	251	246	211		263	211

Notes:
(1) Net of the Venerable transaction.
(2) In-force Policy Count by Product presented on a gross basis includes ceded policies related to the Venerable transaction.

1Q 2025 Financial Supplement	23

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	3/31/2024	3/31/2025

Account Values
General Account:
Balance as of beginning of period	$524	$504	$486	$465	$447	$524	$447
Net flows (1)	(23)	(21)	(25)	(20)	(15)	(23)	(15)
Investment performance, interest credited and policy charges (1)	3	3	4	2	2	3	2
Balance as of end of period	$504	$486	$465	$447	$434	$504	$434
Separate Accounts:
Balance as of beginning of period	$21,316	$22,010	$21,417	$21,789	$20,911	$21,316	$20,911
Net flows (1)	(635)	(646)	(687)	(767)	(704)	(635)	(704)
Investment performance, interest credited and policy charges (1)	1,329	53	1,059	(111)	(729)	1,329	(729)
Balance as of end of period	$22,010	$21,417	$21,789	$20,911	$19,478	$22,010	$19,478
Total:
Balance as of beginning of period	$21,840	$22,514	$21,903	$22,254	$21,358	$21,840	$21,358
Net flows (1)	(658)	(667)	(712)	(787)	(719)	(658)	(719)
Investment performance, interest credited and policy charges (1)	1,332	56	1,063	(109)	(727)	1,332	(727)
Balance as of end of period	$22,514	$21,903	$22,254	$21,358	$19,912	$22,514	$19,912
Net Amount at Risk (NAR)
Total GMIB NAR	$2,502	$2,462	$2,692	$2,390	$2,706	$2,502	$2,706
Total GMDB NAR	$8,982	$8,984	$8,472	$8,602	$9,034	$8,982	$9,034
MRB Reserves (Net of Reinsurance)	$3,368	$3,429	$3,416	$3,136	$3,532	$3,368	$3,532

Notes:
(1) Net of the Venerable transaction.

1Q 2025 Financial Supplement	24

Investments

1Q 2025 Financial Supplement	25

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2024		March 31, 2025
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$76,641	62.1%	$77,997	61.4%
Fixed maturities, at fair value using the fair value option	2,053	1.7%	2,105	1.7%
Mortgage loans on real estate	20,072	16.3%	20,566	16.2%
Policy loans	4,330	3.5%	4,318	3.4%
Other equity investments	3,719	3.0%	3,748	2.9%
Other invested assets	8,537	6.9%	8,971	7.1%
Subtotal investment assets	115,352	93.5%	117,705	92.6%
Trading securities	1,089	0.9%	1,203	0.9%
Total investments	116,441	94.4%	118,908	93.6%
Cash and cash equivalents	6,964	5.6%	8,164	6.4%
Total	$123,405	100.0%	$127,072	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$16,080	19.1%	$15,441	18.2%
Manufacturing	12,499	14.8%	12,456	14.7%
Utilities	8,476	10.1%	8,347	9.8%
Services	8,899	10.6%	7,960	9.4%
Energy	2,546	3.0%	2,603	3.1%
Retail and wholesale	2,979	3.5%	3,941	4.6%
Transportation	1,559	1.9%	2,604	3.1%
Other	1,665	2.0%	450	0.5%
Total corporate securities	54,703	65.0%	53,802	63.5%
U.S. government and agency	5,801	6.9%	6,110	7.2%
Residential mortgage-backed (2)	4,520	5.4%	5,323	6.3%
Preferred stock	56	0.1%	54	0.1%
State & political	472	0.6%	469	0.6%
Foreign governments	689	0.8%	684	0.8%
Commercial mortgage-backed	4,301	5.1%	4,485	5.3%
Asset-backed securities	13,660	16.2%	13,857	16.3%
Total	$84,202	100.0%	$84,784	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$56,266	66.8%	$56,443	66.6%
Baa (NAIC Designation 2)	26,255	31.2%	26,701	31.5%
Investment grade	82,521	98.0%	83,144	98.1%
Below investment grade (NAIC Designation 3 and 4)	1,681	2.0%	1,640	1.9%
Total	$84,202	100.0%	$84,784	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

1Q 2025 Financial Supplement	26

Consolidated Results of General Account Investment Portfolio

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	March 31, 2024		March 31, 2025		December 31, 2024
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.37%	$812	4.39%	$928	4.39%	$3,447
Ending assets		74,825		84,784		84,202
Mortgages:
Income (loss)	5.11%	234	5.11%	260	5.14%	973
Ending assets		18,570		20,566		20,072
Other Equity Investments (1):
Income (loss)	6.24%	54	6.23%	53	5.75%	203
Ending assets		3,519		3,484		3,495
Trading Securities:
Income	—%	—	5.57%	8	5.07%	16
Ending assets		—		619		527
Policy Loans:
Income	5.22%	54	5.07%	55	5.31%	225
Ending assets		4,191		4,318		4,330
Cash and Short-term Investments: (3)
Income (loss)	(2.00)%	(29)	(7.87)%	(72)	(4.10)%	(223)
Ending assets		6,907		4,106		3,259
Funding Agreements:
Interest expense and other		(74)		(74)		(335)
Ending (liabilities)		(7,165)		(6,837)		(7,167)
Total invested Assets:
Income (loss)	4.26%	1,051	4.22%	1,158	4.15%	4,306
Ending assets		100,847		111,040		108,718
Total Net Investment Income:
Investment income	4.26%	1,051	4.22%	1,158	4.15%	4,306
Less: investment fees (4)	(0.16)%	(41)	(0.18)%	(49)	(0.17)%	(180)
Investment income, net	4.10%	$1,010	4.04%	$1,109	3.98%	$4,126
General Account Ending Net Assets		$100,847		$111,040		$108,718
Operating Earnings adjustments:
Funding Agreements interest expense		74		74		335
AB and other non-General Account investment income		91		62		389
Operating Net investment income (loss)		$1,174		$1,245		$4,850
Notes:

(1) Includes, as of March 31, 2024, March 31, 2025 and December 31, 2024, $340 million, $362 million and $431 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Cash and Short-term net of collateral expense.

1Q 2025 Financial Supplement	27

Additional Information

1Q 2025 Financial Supplement	28

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	3/31/2024	3/31/2025

TOTAL
Beginning balance	$6,705	$6,804	$6,924	$7,031	$7,170	$6,705	$7,170
Capitalization of commissions, sales and issue expenses	270	291	291	324	282	270	282
Amortization	(171)	(171)	(184)	(185)	(190)	(171)	(190)
Ending balance	$6,804	$6,924	$7,031	$7,170	$7,262	$6,804	$7,262

Individual Retirement
Beginning balance	$3,508	$3,601	$3,703	$3,807	$3,929	$3,508	$3,929
Capitalization of commissions, sales and issue expenses	202	213	222	243	214	202	214
Amortization	(109)	(111)	(118)	(121)	(124)	(109)	(124)
Ending balance	$3,601	$3,703	$3,807	$3,929	$4,019	$3,601	$4,019

Group Retirement
Beginning balance	$825	$828	$839	$842	$851	$825	$851
Capitalization of commissions, sales and issue expenses	18	20	18	24	17	18	17
Amortization	(15)	(9)	(15)	(15)	(15)	(15)	(15)
Ending balance	$828	$839	$842	$851	$853	$828	$853

Protection Solutions
Beginning balance	$1,700	$1,714	$1,731	$1,745	$1,766	$1,700	$1,766
Capitalization of commissions, sales and issue expenses	44	49	46	52	45	44	45
Amortization	(30)	(32)	(32)	(31)	(32)	(30)	(32)
Ending balance	$1,714	$1,731	$1,745	$1,766	$1,779	$1,714	$1,779

Legacy
Beginning balance	$555	$546	$538	$527	$517	$555	$517
Capitalization of commissions, sales and issue expenses	6	8	5	5	5	6	5
Amortization	(15)	(16)	(16)	(15)	(17)	(15)	(17)
Ending balance	$546	$538	$527	$517	$505	$546	$505

Corporate and Other
Beginning balance	$117	$115	$113	$110	$107	$117	$107
Capitalization of commissions, sales and issue expenses	—	1	—	—	1	—	1
Amortization	(2)	(3)	(3)	(3)	(2)	(2)	(2)
Ending balance	$115	$113	$110	$107	$106	$115	$106

1Q 2025 Financial Supplement	29

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these Non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These Non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled Non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our Non-GAAP financial measures may not be comparable to similar measures used by other companies.
We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.
Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.
Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
• Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;
• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
• Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;
• Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business; and
• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
During the third quarter 2024, the Company moved revenues and expenses related to payout annuitizations from the Legacy segment to the Individual Retirement segment. Now all payout annuities are reported within the Individual Retirement segment as the block is managed on an aggregate basis. Prior periods were recast to reflect this change.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.
We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

1Q 2025 Financial Supplement	30

Use of Non-GAAP Financial Measures

"Non-GAAP Operating ROE"
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

1Q 2025 Financial Supplement	31

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	3/31/2024	3/31/2025

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$92	$428	$(132)	$892	$63	$92	$63
Adjustments related to:
Variable annuity product features (1)	330	81	756	(530)	211	330	211
Investment gains (losses), net	39	16	46	32	14	39	14
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	17	14	13	16	11	17	11
Other adjustments (2)	91	(33)	1	34	205	91	205
Income tax (expense) benefit related to above adjustments	(100)	(16)	(172)	94	(92)	(100)	(92)
Non-recurring tax items	8	5	5	(23)	9	8	9
Non-GAAP Operating Earnings	$477	$495	$517	$515	$421	$477	$421

Net income (loss) attributable to Holdings	$0.27	$1.31	$(0.42)	$2.82	$0.20	$0.27	$0.20
Less: Preferred stock dividends	0.04	0.08	0.04	0.08	0.04	0.04	0.04
Net income (loss) available to Holdings' common shareholders	0.23	1.23	(0.46)	2.74	0.16	0.23	0.16
Adjustments related to:
Variable annuity product features (1)	0.99	0.25	2.38	(1.67)	0.68	0.99	0.68
Investment gains (losses), net	0.12	0.05	0.14	0.10	0.04	0.12	0.04
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.05	0.04	0.04	0.05	0.04	0.05	0.04
Other adjustments (2)	0.28	(0.11)	—	0.10	0.64	0.28	0.64
Income tax (expense) benefit related to above adjustments	(0.30)	(0.05)	(0.54)	0.30	(0.29)	(0.30)	(0.29)
Non-recurring tax items	0.02	0.02	0.02	(0.07)	0.03	0.02	0.03
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.39	$1.43	$1.58	$1.55	$1.30	$1.39	$1.30

Book Value per common share
Book Value per common share	$1.31	$0.11	$5.20	$0.19	$2.92	$1.31	$2.92
Less: Per share impact of AOCI	(25.00)	(26.98)	(20.92)	(28.11)	(24.70)	(25.00)	(24.70)
Book value per common share (ex. AOCI)	$26.31	$27.09	$26.12	$28.30	$27.62	$26.31	$27.62

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million. The impact per common share is $1.60 for the three months ended March 31, 2025.
(2) Includes a loss of $165 million or $0.53 on Non-VA derivatives, including our statutory capital hedging program for the three months ended March 31, 2025 and includes certain gross legal expenses related to the COI litigation of $106 million or $0.32 for the three months ended 2024.

1Q 2025 Financial Supplement	32

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(309)	$1,280	$1,251
Adjustments related to:
Variable annuity product features	2,342	637	518
Investment (gains) losses	260	133	108
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	57	60	54
Other adjustments	209	93	207
Income tax (expense) benefits related to above adjustments	(603)	(194)	(186)
Non-recurring tax items	(5)	(5)	(4)
Non-GAAP Operating Earnings	$1,951	$2,004	$1,948

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$(309)	$1,280	$1,251
Less: Preferred stock	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$(389)	$1,200	$1,171
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,611	$8,586	$8,546

Return on Equity (ex. AOCI)	(4.5)%	14.0%	13.7%

Non-GAAP Operating Earnings	$1,951	$2,004	$1,948
Less: Preferred stock	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,871	$1,924	$1,868
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,611	$8,586	$8,546

Non-GAAP Operating Return on Equity (ex. AOCI)	21.7%	22.4%	21.9%

1Q 2025 Financial Supplement	33

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$3,552	$1,587	$2,636	$1,992	$1,598	$3,201	$1,565	$2,401
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,507	1,507
Total equity attributable to Holdings' common shareholders	1,990	25	1,074	430	36	1,639	58	894
Less: Accumulated other comprehensive income (loss)	(7,165)	(9,863)	(7,797)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$9,155	$9,888	$8,871	$8,621	$8,711	$8,240	$8,770	$8,461

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$3,036	$2,580	$2,882	$2,442	$1,953	$2,357	$2,089	$2,191
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,548	1,535
Total equity attributable to Holdings' common shareholders	1,474	1,018	1,320	880	391	795	541	656
Less: Accumulated other comprehensive income (loss)	(7,391)	(8,139)	(7,841)	(8,254)	(8,632)	(7,816)	(8,045)	(7,889)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,865	$9,157	$9,161	$9,134	$9,023	$8,611	$8,586	$8,545

1Q 2025 Financial Supplement	34

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance, net of embedded derivative instruments where applicable.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as the sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value, net of embedded derivative instruments.

1Q 2025 Financial Supplement	35

Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

1Q 2025 Financial Supplement	36

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst			Phone Number

Barclays	Alex Scott			1 (212) 526-1561
BMO	Jack Matten			1 (212) 671-8000
Deutsche Bank	Cave Montazeri			1 (212) 250-2798
Dowling & Partners	Joel Hurwitz			1 (860) 676-7312
Evercore ISI	Thomas Gallagher			1 (212) 446-9439
Jefferies	Suneet Kamath			1 (212) 778-8602
J.P. Morgan	Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger			1 (860) 722-5930
Morgan Stanley	Bob Jian Huang			1 (212) 761-6136
Raymond James	Wilma Burdis			1 (727) 567-9371
Truist Securities	Mark Hughes			1 (615) 748-4422
UBS	Michael Ward			1 (917) 270-2483
Wells Fargo Securities	Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

		A.M. Best	S&P	Moody’s
Last review date		Feb 25	Mar 25	May 24

Financial Strength Ratings:
Equitable Financial Life Insurance Company		A	A+	A1
Equitable Financial Life Insurance Company of America		A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.		bbb+	A-	Baa1
AllianceBernstein L.P. (1)		—	A	A2

Investor and Media Contacts

Contact Investor Relations			Contact Media Relations
Erik Bass			Laura Yagerman
(212) 314-2476			(212) 314-2010
IR@equitable.com			MediaRelations@equitable.com
ir.equitableholdings.com			www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Nov 24, Moody’s as of Mar 24.

1Q 2025 Financial Supplement	37